SEASONS SERIES TRUST
Supplement to the Statement of Additional Information
Dated July 27, 2009
Effective May 28, 2010, under the heading INVESTMENT GOALS AND POLICIES, the table is amended with respect to the Cash Management Portfolio to reflect that the Portfolio may invest in illiquid securities up to 5% of its net assets (change from the previous limit of 10%).
Effective May 28, 2010, under the heading SUPPLEMENTAL GLOSSARY, the disclosure relating to “Illiquid and Restricted Securities” is amended to reflect that the Cash Management Portfolio may invest no more than 5% of its net assets in such securities and that illiquid securities subject to this limitation include Section 4(2) paper and Rule 144A securities that the Manager has determined, pursuant to guidelines established by the Board of Trustees, to be illiquid.
Effective May 28, 2010, under the heading SUPPLEMENTAL GLOSSARY, the disclosure relating to “Short-Term Investments,” is amended by inserting the following text immediately following the introductory paragraph:
Limitations applicable to the Cash Management Portfolio. The policies of the Cash Management Portfolio, as discussed in the following paragraphs, are amended to reflect the following:
(1)	The Cash Management Portfolio may not purchase any “second-tier security” with a remaining maturity greater than 45 days. A second tier security is a security eligible for purchase by the Portfolio that has been rated by NRSROs in the in the second highest short-term rating category or determined by the investment adviser, pursuant to guidelines established by the Board of Trustees, to be of comparable quality.

(2)	No more than 3% of the Cash Management Portfolio’s assets may be invested in second-tier securities, including commercial securities and extendible commercial notes (change from the previous limit of 5%).

(3)	No more than 1/2 of 1% of the Cash Management Portfolio’s assets may be invested in second-tier securities issued by a single issuer (change from the previous limit of the greater of 1% or $1 million).

(4)	The Cash Management Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 5% of the value of its net assets (change from previous limit of 10%).
Dated: June 1, 2010